DELAWARE GROUP® INCOME FUNDS

Delaware Core Bond Fund
Delaware Corporate Bond Fund
Delaware Diversified Floating Rate Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
(each, a "Fund" and collectively, the "Funds")

Supplement to the Funds' Statement of Additional Information
dated November 29, 2010

The following replaces the information in the section entitled, "Investment Strategies and Risks - Options":

Options
Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund may purchase call options or put options and may write put options. Such options may relate to individual fixed income or equity securities or to a securities index. Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund will not engage in option strategies for speculative purposes. Delaware Diversified Floating Rate Fund and Delaware Core Bond Fund may purchase call options, write call options on a covered basis, purchase put options and write put options. Writing put options will require the Funds to segregate assets sufficient to cover the put while the option is outstanding.

Purchasing Call Options. Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund, Delaware Diversified Floating Rate Fund, and Delaware Core Bond Fund may purchase call options to the extent that premiums paid by a Fund do not aggregate more than 2% of the Fund's total assets. When the Funds purchase a call option, in return for a premium paid by the Funds to the writer of the option, the Funds obtain the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund, and Delaware Diversified Floating Rate Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with portfolio transactions.

Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund, Delaware Diversified Floating Rate Fund, and Delaware Core Bond Fund may, following the purchase of a call option, liquidate their position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund, Delaware Diversified Floating Rate Fund, and Delaware Core Bond Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Funds will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

Although Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund, Delaware Diversified Floating Rate Fund, and Delaware Core Bond Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Funds would have to exercise their options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Funds may expire without any value to the Funds.

Purchasing Put Options on Individual Securities. Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund, Delaware Diversified Floating Rate Fund, and Delaware Core Bond Fund may each invest up to 2% of their total assets in the purchase of put options. The Funds will, at all times during which they hold a put option, own the security covered by such option.

A put option purchased by Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund, Delaware Diversified Floating Rate Fund, and Delaware Core Bond Fund gives the Funds the right to sell one of their securities for an agreed price up to an agreed date. The Funds intend to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Funds to protect unrealized gain in an appreciated security in their portfolios without actually selling the security. If the security does not drop in value, Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund, Delaware Diversified Floating Rate Fund, and Delaware Core Bond Fund will lose the value of the premium paid.

Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund, Delaware Diversified Floating Rate Fund, and Delaware Core Bond Fund may sell a put option that they have previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option that is sold. Additionally, the Funds may enter into closing sale transactions. A closing sale transaction is one in which the Funds, when they are the holder of an outstanding option, liquidate their position by selling an option of the same series as the option previously purchased.

Covered Call Writing. Delaware Diversified Floating Rate Fund and Delaware Core Bond Fund may each write covered call options from time to time on such portion of their securities as the Manager determines is appropriate given the limited circumstances under which the Funds intend to engage in this activity. A call option gives the purchaser of such option the right to buy and the writer (in this case Delaware Diversified Floating Rate Fund and Delaware Core Bond Fund) the obligation to sell the underlying security at the exercise price during the option period. The advantage is that the writer receives a premium and the purchaser may hedge against an increase in the price of the securities it ultimately wishes to buy. If the security rises in value, however, Delaware Diversified Floating Rate Fund and Delaware Core Bond Fund may not fully participate in the market appreciation.

During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

With respect to options on actual portfolio securities owned by Delaware Diversified Floating Rate Fund and Delaware Core Bond Fund, the Funds may enter into closing purchase transactions. A closing purchase transaction is one in which Delaware Diversified Floating Rate Fund and Delaware Core Bond Fund, when obligated as a writer of an option, terminate their obligation by purchasing an option of the same series as the option previously written.

Consistent with the limited purposes for which Delaware Diversified Floating Rate Fund and Delaware Core Bond Fund intend to engage in the writing of covered calls, closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Funds to write another call option on the underlying security with either a different exercise price or expiration date or both.

Delaware Diversified Floating Rate Fund and Delaware Core Bond Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

If a call option expires unexercised, Delaware Diversified Floating Rate Fund and Delaware Core Bond Fund will realize a short-term capital gain in the amount of the premium on the option, less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, Delaware Diversified Floating Rate Fund and Delaware Core Bond Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security, plus the amount of the premium on the option, less the commission paid. The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

Delaware Diversified Floating Rate Fund and Delaware Core Bond Fund will each write call options only on a covered basis, which means that the Funds will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Funds would be required to continue to hold a security that they might otherwise wish to sell, or deliver a security they would want to hold. Options written by Delaware Diversified Floating Rate Fund and Delaware Core Bond Fund will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Writing Put Options - Delaware Diversified Floating Rate Fund and Delaware Core Bond Fund. A put option written by Delaware Diversified Floating Rate Fund and Delaware Core Bond Fund obligates them to buy the security underlying the option at the exercise price during the option period, and the purchaser of the option has the right to sell the security to the Funds. During the option period, Delaware Diversified Floating Rate Fund and Delaware Core Bond Fund, as writer of the put option, may be assigned an exercise notice by the broker/dealer through whom the option was sold, requiring the Funds to make payment of the exercise price against delivery of the underlying security. The obligation terminates upon expiration of the put option or at such earlier time at which the writer effects a closing purchase transaction. Delaware Diversified Floating Rate Fund and Delaware Core Bond Fund may each write put options only if the Fund will maintain in a segregated account with its custodian bank, cash, U.S. government securities or other assets in an amount not less than the exercise price of the option at all times during the option period. The amount of cash, U.S. government securities or other assets held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by Delaware Diversified Floating Rate Fund or Delaware Core Bond Fund. Consistent with the limited purposes for which Delaware Diversified Floating Rate Fund and Delaware Core Bond Fund intend to engage in the writing of put options, such put options will generally be written in circumstances where the Manager wishes to purchase the underlying security for the Funds at a price lower than the current market price of the security. In such event, Delaware Diversified Floating Rate Fund and Delaware Core Bond Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Following the writing of a put option, Delaware Diversified Floating Rate Fund or Delaware Core Bond Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. Delaware Diversified Floating Rate Fund and Delaware Core Bond Fund may not, however, effect such a closing transaction after they have been notified of the exercise of the option.

Writing Put Options - Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund. Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund may write put options on a securities index. A securities index assigns relative values to the securities included in the index with the index fluctuating with changes in the market values of the underlying securities.

Options on securities indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A securities index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being less than the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss to a Fund on transactions in securities index options will depend on price movements in the market generally (or in a particular industry or segment of the market) that the index tracks, rather than price movements of individual securities.

As with other options, a Fund may offset its position in a securities index option prior to expiration by entering into a closing transaction on an exchange or the Fund may let the option expire unexercised.

Positions in securities index options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular securities index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on a Fund's ability to effectively hedge its securities. A Fund will enter into an option position only if there appears to be a liquid secondary market for such options.

The Funds will not engage in transactions in options on securities indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. Accordingly, the Funds will not engage in put options on securities indices that have unmanaged loss exposure.

Please keep this Supplement for future reference.

This Supplement is dated August 10, 2011.